EXHIBIT NO. 99.1

                            ANNUAL SUMMARY STATEMENT

                   Dealer Auto Receivables Owner Trust 2000-1

190,000,000.00      6.69% Dealer Auto Receivables Asset-Backed Notes, Class A-1
274,000,000.00      7.01% Dealer Auto Receivables Asset-Backed Notes, Class A-2
168,000,000.00      7.07% Dealer Auto Receivables Asset-Backed Notes, Class A-3
 83,251,000.00      7.12% Dealer Auto Receivables Asset-Backed Notes, Class A-4
 24,470,000.00      7.46% Dealer Auto Receivables Asset-Backed Notes, Class B
 13,175,591.56      7.93% Dealer Auto Receivables Asset- Backed Certificates

                                                         SUMMARY REPORT

A       Calculation of Available Amounts

      1 Available Principal (as defined in Article I of the Sale and Servicing Agreement)                       $145,168,769.93
                                                                                                            --------------------
      2 Available Interest (as defined in Article I of the Sale and Servicing                                     $9,707,477.04
        Agreement)
                                                                                                            --------------------
      3 Available Amounts (l. plus 2.)                                                                          $154,876,246.97
                                                                                                            --------------------

B       Calculation of Principal Distributable Amount                                                           $146,495,068.89
                                                                                                            --------------------
         (as defined in Article I of the Sale and Servicing Agreement)

C       Calculation of Note Monthly Principal Distributable Amount                                              $146,495,068.89
                                                                                                            --------------------

      1 Note Percentage for such Distribution Date

        (a) for each Distribution Date to but excluding the Distribution Date on which the
            principal amount of the Class B Notes is reduced to zero                                                    100.00%
                                                                                                            --------------------

        (b) after the principal amount of the Class B Notes have been reduced to zero                                     $0.00
                                                                                                            --------------------

      2 Principal Distributable Amount (from B)                                                                 $146,495,068.89
                                                                                                            --------------------

      3 Note Monthly Principal Distributable Amount for

        (a) Class A-1 Notes                                                                                               $0.00
                                                                                                            --------------------

        (b) Class A-2 Notes                                                                                               $0.00
                                                                                                            --------------------

        (c) Class A-3 Notes                                                                                      $25,598,477.33
                                                                                                            --------------------

        (d) Class A-4 Notes                                                                                      $83,251,000.00
                                                                                                            --------------------

        (e) Class B Notes                                                                                        $24,470,000.00
                                                                                                            --------------------

        (f) Note Principal Carryover Shortfall                                                                            $0.00
                                                                                                            --------------------



D    Calculation of Note Monthly Interest Distributable Amount

      1 Class A-1 Interest Rate                                                                                           6.69%
                                                                                                            --------------------

      2 Class A-2 Interest Rate                                                                                           7.01%
                                                                                                            --------------------

      3 Class A-3 Interest Rate                                                                                           7.07%
                                                                                                            --------------------

      4 Class A-4 Interest                                                                                                7.12%
                                                                                                            --------------------

      5 Class B Interest Rate                                                                                             7.46%
                                                                                                            --------------------

      6 Class A-1 Note Interest Distributable Amount                                                                      $0.00
                                                                                                            --------------------

      7 Class A-2 Note Interest Distributable Amount                                                                      $0.00
                                                                                                            --------------------

      8 Class A-3 Note Interest Distributable Amount                                                                $276,922.89
                                                                                                            --------------------

      9 Class A-4 Note Interest Distributable Amount                                                              $3,297,144.55
                                                                                                            --------------------

     10 Class B Note Interest Distributable Amount                                                                $1,216,974.64
                                                                                                            --------------------

     11 Aggregate Interest Carryover Shortfall for each Class for such Distribution                                       $0.00
        Date
                                                                                                            --------------------

     12 Note Monthly Interest Distributable Amount (the sum of items D.6, D.7, D.8,
        D.9, D.10 and D.11)                                                                                       $4,791,042.08
                                                                                                            --------------------

E    Calculation of Note Distributable Amount (sum of C.3 plus D.12.)                                           $151,286,110.97
                                                                                                            --------------------

F    Calculation of Certificate Principal Distributable Amount

      1 Certificate Balance                                                                                      $13,175,591.56
                                                                                                            --------------------

      2 Principal Distributable Amount                                                                           $13,175,591.56
                                                                                                            --------------------

      3 Certificate Percentage for each respective Distribution Date

      3 (a) for each Distribution Date to but excluding the Distribution Date on which
            the Principal Amount of the Class B Notes is reduced to zero                                                  0.00%
                                                                                                            --------------------

      3 (b) on the Distribution Date on which the Principal Amount of the Class B Notes is reduced to zero
                                                                                                            --------------------

      3 (c) thereafter                                                                                                  100.00%
                                                                                                            --------------------

      4 (a) Principal Distributable Amount multiplied by the Certificate Percentage for
            such Distribution Date                                                                                        $0.00
                                                                                                            --------------------

      4 (b) Certificate Principal Carryover Shortfall for such Distribution Date                                          $0.00
                                                                                                            --------------------

      5 Certificate Principal Distributable Amount (the sum of  4.(a) and 4.(b))                                          $0.00
                                                                                                            --------------------

G    Calculation of Certificate Interest Distributable Amount

      1 Certificate Pass-Through Rate                                                                                     7.93%
                                                                                                            --------------------

      2 (a) Certificate Monthly Interest Distributable Amount                                                       $696,549.60
                                                                                                            --------------------

      2 (b) Certificate Interest Carryover Shortfall for such Distribution Date                                           $0.00
                                                                                                            --------------------

      3 Certificate Interest Distributable Amount (sum of 2.(a) and                                                 $696,549.60
        2.(b))
                                                                                                            --------------------

H    Calculation of Certificate Distributable Amount (sum of F.5 and G.3)                                           $696,549.60
                                                                                                            --------------------

I    Fees

      1 The Monthly Servicing Fee for such Distribution Date                                                        $753,221.44
                                                                                                            --------------------
        (1/12 of the product of 1% and the Aggregate Principal Balance of the
        Contracts as of the beginning of the preceding Distribution Date)

      2 Late Payment Penalty Fees for such Distribution Date                                                        $712,300.15
                                                                                                            --------------------

      3 Extension Fees for such Distribution Date                                                                         $0.00
                                                                                                            --------------------

      4 Indenture Trustee Fee for such Distribution Date                                                                  $0.00
                                                                                                            --------------------

      5 Owner Trustee Fee for such Distribution Date                                                                  $4,240.00
                                                                                                            --------------------

J    Calculation of the Available Amounts for such Distribution Date

      1 The amount of funds deposited into the Collection Account pursuant to Section
        5.05(b) of the Sale and Servicing Agreement with respect to the related Due Period                      $155,588,547.12
                                                                                                            --------------------

        a   All amounts received by the Indenture Trustee or the Servicer with respect to principal and interest on the Contracts, as well as Late Payment Penalty Fees
            and Extensions Fees for related Due Period                                                           $74,790,564.26
                                                                                                            --------------------

        b   All Net Liquidation Proceeds                                                                          $5,325,797.41
                                                                                                            --------------------

        c   The aggregate of the Repurchase Prices for Contracts required to be repurchased
             by the Depositor as described in Section 7.05 of the Sale and Servicing Agreement                            $0.00
                                                                                                            --------------------

        d   All Advances made by Servicer pursuant to Section 7.02 of the Sale and Servicing
            Agreement                                                                                                     $0.00
                                                                                                            --------------------

        e   All amounts paid by the Seller in connection with an optional repurchase of the
            Contracts described in Section 7.07 of the Sale and Servicing Agreement                              $75,462,694.32
                                                                                                            --------------------

        f   All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as contemplated in
            Section 5.05(b) of the Sale and Servicing Agreement                                                       $9,491.13
                                                                                                            --------------------

        g   Total amount of funds deposited into the Collection Account pursuant to Section 5.05(b)             $155,588,547.12
             (the sum of a. through g.)                                                                     --------------------


      2 The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (I) through (iv) of Section 7.03(a) of the Sale and Servicing Agreement
        with respect to related Due Period                                                                        $1,581,455.35
                                                                                                            --------------------

        a   Amounts to be paid to the Servicer as the Reimbursement Amount in accordance with
            Section 7.02 of the Sale and Servicing Agreement                                                        $111,693.76
                                                                                                            --------------------

        b   Amounts to be paid to the Servicer in respect to the Servicing Fee for the related
            Due Period                                                                                            $1,465,521.59
                                                                                                            --------------------

        c   Amounts to be paid to the Indenture Trustee in respect of the Indenture Trustee Fee
            for the related Due Period                                                                                    $0.00
                                                                                                            --------------------

        d   Amounts to be paid to the Owner Trustee in respect of Owner Trustee Fee for
            related Due Period                                                                                        $4,240.00
                                                                                                            --------------------

        e   Total amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i) through (iv) Section 7.03(a) of the Sale and Servicing Agreement
            with respect to the related Due Period (sum of a. through d.)                                         $1,581,455.35
                                                                                                            --------------------

      3 The Available Amounts (not including amounts from Reserve Fund Account) for such
        Distribution Date available to pay Note Distributable Amounts and Certificate
        Distributable Amounts                                                                                   $154,007,091.77
                                                                                                            --------------------
         (1(g) minus 2(e))

K    The shortfall of Available Amounts for such Distribution Date to pay either the Note
     Distributable Amount or the Certificate Distributable Amount                                                         $0.00
                                                                                                            --------------------
     (the Available Amounts for such Distribution Date minus the sum of the Note Distributable
     Amount
     as set forth in E. and the Certificate Distributable Amount as set forth in H.)

L    The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
     Note Interest Distributable Amount                                                                                   $0.00
                                                                                                            --------------------

M    The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
     Certificate Interest Distributable Amount                                                                            $0.00
                                                                                                            --------------------

N    The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
     Note Principal Distributable Amount                                                                                  $0.00
                                                                                                            --------------------

O    The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
     Certificate Principal Distributable Amount                                                                           $0.00
                                                                                                            --------------------

P    Interest Earnings on the Reserve Fund.                                                                           $6,775.64
                                                                                                            --------------------

Q    The amount on deposit in the Reserve Fund after giving effect to deposits
     and withdrawals therefrom on such Distribution Date                                                                  $0.00
                                                                                                            --------------------

R The Specified Reserve Fund Amount for such Distribution Date will be an amount equal to the lesser of (i) the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class
     A-4 Notes and the Class B Notes and the Certificate Balance as of such Distribution Date, and (ii) the greater of:

     (a)4.25% of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the
        Class B Notes and the Certificate Balance on such Distribution Date, except that if a Reserve Fund Trigger Event shall have occurred and be continuing on such Distribution Date, then the percentage of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2
        Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate Balance referred to in this clause (a), shall be equal to 6.50%; and

     (b)1.00% of the Aggregate Principal Balance as of the Cutoff Date.
                                                                                                                          $0.00
                                                                                                            --------------------

S    The Pool Factor

                                     As of                       As of
                                    1/15/03                     9/15/03
                                Distribution Date          Distribution Date

            Class A-1 Note       1    0.0000000             7    0.0000000
                                   -------------              -------------

            Class A-2 Note       2    0.0000000             8    0.0000000
                                   -------------              -------------

            Class A-3 Note       3    0.1523719             9    0.0000000
                                   -------------              -------------

            Class A-4 Note       4    1.0000000            10    0.0000000
                                   -------------              -------------

            Class B Note         5    1.0000000            11    0.0000000
                                   -------------              -------------

            Certificate          6    1.0000000            12    0.0000000
                                   -------------              -------------

T    Delinquent Contracts

      1 31-60 Days                                                                                      579       $3,565,301.73
                                                                                                    ----------------------------

      2 61-90 Days                                                                                                  $611,018.78
                                                                                                         95
                                                                                                    ----------------------------

      3 91 or More Days                                                                                             $225,576.31
                                                                                                         28
                                                                                                    ----------------------------

            Total Delinquent Receivables                                                                702       $4,401,896.82
            61+ Days Delinquencies as Percentage of Receivables                                                           1.11%

            Delinquency Ratio for Second Preceding Collection Period                                                      0.93%
            Delinquency Ratio for Preceding Collection Period                                                             1.08%
            Delinquency Ratio for Current Collection Period                                                               1.11%
            Average Delinquency Ratio                 (Reserve Fund Trigger Event >= 2.0%)                                1.04%

U    Defaulted Contracts

      1 Total Defaulted Contracts for the Due Period                                                  1,201       $5,961,236.03
                                                                                                    ----------------------------

      2 Identity (attach)

      3 Liquidation proceeds for the Due Period                                                                   $5,517,599.80
                                                                                                            --------------------

      4 Liquidation expenses for the Due Period                                                                     $191,802.39
                                                                                                            --------------------

      5 Net Liquidation Proceeds for the Due Period                                                               $5,325,797.41
                                                                                                            --------------------

      6 Net Liquidation Losses for the Due                                                                          $635,438.62
        Period
                                                                                                            --------------------

            Pool Balance at Beginning of Collection Period                                                      $146,495,068.89
            Net Loss Ratio for Current Collection Period                                                                 -0.93%

            Net Loss Ratio for Second Preceding Collection Period                                                         0.24%
            Net Loss Ratio for Preceding Collection Period                                                               -1.00%
            Net Loss Ratio for Current Collection Period                                                                 -0.93%
            Average Net Loss Ratio                    (Reserve Fund Trigger Event >= 2.5%)                               -0.56%

V    Advances

      1 Unreimbursed Advances prior to such Distribution Date                                                       $111,693.76
                                                                                                            --------------------

      2 Amount paid to Servicer on such Distribution Date to reimburse Servicer for such
        unreimbursed Advances                                                                                       $447,177.80
                                                                                                            --------------------

      3 Amount of Delinquent Interest for the related Due Period                                                    $335,484.04
                                                                                                            --------------------

      4 Amount of new Advances on such Distribution Date (if such amount is less than the
        amount of Delinquent                                                                                      ($111,693.76)
                                                                                                            --------------------
        Interest, attach the certificate required by Section 7.02 of the Sale and Servicing
        Agreement)

      5 Total of unreimbursed Advances after new Advances on such Distribution Date                                       $0.00
                                                                                                            --------------------

W    Repurchased Contracts

      1 Number of Contracts to be repurchased pursuant to Section 7.07 of the Sale and
        Servicing Agreement                                                                                              13,857
                                                                                                            --------------------

      2 Principal Amount of such Contracts                                                                       $73,772,601.93
                                                                                                            --------------------

      3 Related Repurchase Price of such Contracts                                                                        $0.00
                                                                                                            --------------------
Note: Pursuant to Section 7.07 of the Sale and Servicing Agreement, the
Certificate Balance as of the 9/15/03 Distribution Date was less than 10% of the
Aggregate Principal Balance as of the July 1, 2000 Cutoff Date. Items W1 and W2
represent number of contracts and principal balance as of 9/10/03.

X    Contracts

      1 Number of Contracts as of beginning of Due Period                                                                22,410
                                                                                                            --------------------

      2 Principal Balance of Contracts as of beginning of Due Period                                            $146,495,068.89
                                                                                                            --------------------

      3 The weighted average Contract Rate of the Contracts as of the beginning of the
        Due Period                                                                                                       11.86%
                                                                                                            --------------------

      4 The weighted average remaining term to maturity of the Contracts as of the beginning
        of the Due Period                                                                                                 25.10
                                                                                                            --------------------

      5 Number of Contracts as of end of Due Period                                                                           0
                                                                                                            --------------------

      6 Principal Balance of Contracts as of end of Due Period                                                            $0.00
                                                                                                            --------------------

      7 The weighted average Contract Rate of the Contracts as of the end of the Due
        Period                                                                                                            0.00%
                                                                                                            --------------------

      8 The weighted average remaining term to maturity of the Contracts as of the end of
        the Due Period                                                                                                    0.00
                                                                                                            --------------------